UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2022

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-35015	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

     717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $2.50 par value per share	ACNB	The NASDAQ Stock Market, LLC

CURRENT REPORT ON FORM 8-K

ITEM 4.01	Changes in Registrant’s Certifying Accountant

(a)       The Audit Committee of the Board of Directors of ACNB Corporation (the “Corporation”) recently conducted a review and selection process to determine the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2022. As a result of this process, on May 20, 2022, the Audit Committee dismissed RSM US LLP (“RSM”) as the Corporation’s independent registered public accounting firm.

The reports of RSM on the Corporation’s financial statements as of and for the years ended December 31, 2020 and 2021, did not contain an adverse opinion or a disclaimer of an opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Corporation’s two most recent fiscal years and the subsequent interim period preceding RSM’s dismissal, there were: (i) no disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for the Corporation; and, (ii) no “reportable events”, as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Corporation has provided RSM with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and has requested RSM to furnish to the Corporation a letter addressed to the SEC stating whether or not it agrees with the statements made in this Item 4.01. A copy of RSM’s letter dated May 24, 2022, is attached as Exhibit 16.1 to this Form 8-K.

(b)       On May 20, 2022, the Audit Committee of the Corporation’s Board of Directors engaged Crowe LLP (“Crowe”) as the Corporation’s independent registered public accounting firm for and with respect to the year ending December 31, 2022.

During the Corporation’s two most recently completed fiscal years and through the date of the Corporation’s appointment of Crowe, the Corporation did not consult with Crowe regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Corporation’s consolidated financial statements, and no written or oral advice was provided by Crowe that was an important factor considered by the Corporation in reaching a decision as to accounting, auditing, or financial reporting issues; or, (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

16.1	Letter regarding Change in Certifying Accountant – Letter from RSM US LLP to the Securities and Exchange Commission dated May 24, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: May 24, 2022	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President/ Secretary & Chief Governance Officer